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                                                                   EXHIBIT 23(d)





CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 dated March 3, 1997 of our report dated March 30, 1995, relating to the financial statements Teledial America, Inc. (d.b.a US Signal Corporation) appearing in Form 8-K of LCI International, Inc. dated December 17, 1995.

We also consent to the reference to us under the caption "Experts" in the Prospectus.




                                          /S/ BDO SEIDMAN, LLP


Grand Rapids, Michigan
February 28, 1997